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                                                                   EXHIBIT 10.1


                     FIRST AMENDMENT TO FINANCING AGREEMENT


                           FIRST AMENDMENT, dated as of November 28, 2001 (this
"Amendment"), to the SECOND AMENDED AND RESTATED CREDIT Agreement, dated as of May 31, 2001 (the "Financing Agreement"), by and among PEN HOLDINGS, INC., a Tennessee corporation (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders"), ABLECO FINANCE LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and FOOTHILL CAPITAL CORPORATION, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"; together with the Collateral Agent, each an "Agent" and collectively, the "Agents").


                                    RECITALS

                           The Borrower, the Lenders and the Agents are parties
to the Financing Agreement, pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend to the Borrower credit consisting of a term loan facility in an aggregate principal amount not to exceed $32,000,000 and a revolving loan facility in an aggregate principal amount not to exceed $15,000,000.

                           Notwithstanding the occurrence on or before August
31, 2001 and the continuance during the period from such date through the date hereof of one or more Events of Default, and, accordingly, the fact that the Lenders may at any time exercise any or all of their remedies under the Loan Documents and the fact that the Lenders at no time since August 31, 2001 have had any obligation to make any Revolving Loan or Term Loan under the Financing Agreement, pursuant to the request of the Borrower, (i) the Revolving Loan Lenders made Revolving Loans to the Borrower on or about September 18, 2001 in the aggregate principal amount of $2,800,000, pursuant to the Financing Agreement and a letter dated September 18, 2001 from the Collateral Agent to the Borrower, (ii) the Lenders and the Agents agreed to the Borrower's use of cash collateral as set forth in the letter agreement, dated as of September 28, 2001 (the "Cash Collateral Letter"), between the Collateral Agent, acting on behalf of the Lenders and the Agents, and the Borrower and (iii) the Lenders, on November 5, 2001, (A) made additional Revolving Loans to the Borrower in the aggregate principal amount of $2,450,000 in accordance with the Financing Agreement, (B) made a new term loan to the Borrower in the aggregate principal amount of $3,000,000, the proceeds of which were used by the Borrower to simultaneously pay the Bridge Fee (as defined below) and (C) agreed with the Borrower in principle to certain amendments to the Financing Agreement, in each case pursuant to a letter agreement, dated as of October 19, 2001 (the "Amendment Letter"), between the Collateral Agent, acting on behalf of the Lenders and the Agents, and the Borrower.

                           The Borrower has now requested (i) the Lenders to
extend the forbearance period that is described in the Amendment Letter and
(ii) the Revolving Loan Lenders to agree to make further Revolving Loans to the Borrower from time to time in an aggregate principal


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amount not to exceed $8,357,152 at any one time outstanding. The Borrower has also asked the Lenders to agree to certain amendments to the financial covenants and certain other provisions of the Financing Agreement. The Lenders are willing to agree to the requested forbearance, and to the requested amendments, but only upon the terms and subject to the conditions set forth herein.

                           Accordingly, in consideration of the premises and
other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  A.       Definitions.

                           All capitalized terms used herein and not otherwise
defined herein are used herein as defined in the Financing Agreement.

                  B.       Forbearance.

                           Pursuant to the request of the Borrower, the Lenders
hereby agree to forbear, during the period from the date hereof through the earlier of (i) the Final Maturity Date and (ii) the occurrence of a Potential Default or Event of Default, from exercising their remedies under the Loan Documents with respect to (a) any Event of Default referred to in the Cash Collateral Letter and (b) any Event of Default that would otherwise occur under
Section 8.01(c) or 8.01(e) of the Financing Agreement by reason of the Borrower's delivering to the Agents and the Lenders financial statements (1) covering the period from May 1, 2001 through September 30, 2001 that erroneously reported a $3,215,000 gain rather than a loss of $670,000 upon the sale of certain coal reserves during such period and (2) covering the period from September 1, 2001 through September 30, 2001 that failed (A) to disclose the existence of a letter of intent pursuant to which Marine Terminals agreed to sell to a third party its interest in a partnership that owns an international marine terminal in Louisiana and (B) to reflect a loss of $11,444,000 as a result of the adjustment, in such amount and as required by GAAP, in the carrying value of such partnership interest due to the execution of such letter of intent for such transaction.

                  C.       Amendments.

                           1.       Existing Defined Terms.

                                    (a)      The definition of the term
"Commitments" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                           "Commitments" means, with respect to each Lender, such Lender's Revolving Credit Commitment, Term Loan A Commitment and Term Loan B Commitment.

                                    (b)      Each of the following defined
terms is hereby deleted in its entirety:

                           "Consolidated Adjusted Current Liabilities"
                           "Consolidated Current Assets"
                           "Consolidated Net Worth"


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                           "Consolidated Senior Debt to EBITDA Ratio"
                           "Consolidated Working Capital"
                           "Term Loan"
                           "Term Loan Borrowing Base"
                           "Term Loan Commitment"
                           "Term Loan Lender"
                           "Total Term Loan Commitment"

                                    (c)      The definition of the term "Final
Maturity Date" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                           "Final Maturity Date" means January 28, 2002 (unless extended pursuant to Section 2.03(a)), or such earlier date on which any Loan shall become due and payable, in whole or in part, in accordance with the terms of this Agreement and the other Loan Documents.

                                    (d)      The definition of the term "Pro
Rata Share" in Section 1.01 of the Financing Agreement is hereby amended by (i) deleting the terms "Term Loan", "Term Loan Commitment and "Total Term Loan Commitment" in paragraph (b) thereof and substituting in lieu thereof "Term Loan A", "Term Loan A Commitment" and "Total Term Loan A Commitment", respectively, (ii) deleting the word "and" at the end of paragraph (b) thereof,
(iii) redesignating existing paragraph (c) therein as new paragraph (d), and
(iv) adding after paragraph (b) the following new paragraph (c):

                           (c) with respect to a Lender's obligation to make the Term Loan B and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan B Commitment by (ii) the Total Term Loan B Commitment; provided that, if the Term Loan B Commitments have been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Term Loan B and the denominator shall be the aggregate unpaid principal amount of the Term Loan B; and

                                    (e)      The definition of the term
"Revolving Loan Borrowing Base" in Section 1.01 of the Financing Agreement is hereby amended by (i) redesignating clause (ii)(B) thereof as clause (ii)(C) and (ii) adding immediately after clause (ii)(A) thereof, the following new clause (ii)(B):

                                    (B)      the Liquidity Reserve plus.

                                    (f)      The definition of the term "Term
Loan Obligations" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                                    "Term Loan Obligations" means the Term Loan
                           A Obligations and the Term Loan B Obligations.

                                    (g)      The definition of the term "Total
Commitment" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:


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                                    "Total Commitment" means the sum of the
                           Total Revolving Credit Commitment, the Total Term Loan A Commitment and the Total Term Loan B Commitment.

                           2.       New Defined Terms. The following defined
terms are hereby added in appropriate alphabetical order to Section 1.01 of the Financing Agreement.

                                            "Bridge Fee" means a fee payable by
                           the Borrower to the Administrative Agent, for the ratable benefit of the Lenders, in the amount of $3,000,000, which shall have been earned and due and payable on the First Amendment Effective Date and paid from the proceeds of the Term Loan B by charging the Borrower's Loan Account in accordance with Section 2.01(b)(iii) herein.

                                            "Cash Collateral Letter" means the
                           letter agreement, dated as of September 28, 2001, between the Collateral Agent, acting on behalf of the Lenders and the Agents, and the Borrower.

                                            "Consolidated Net Operating Cash
                           Flow" means, for any period, an amount equal to net operating cash flow, as determined by subtracting from the total receipts for such period the total expenditures for such period, in each case for the revenue and expense items set forth in the Revised Projections, for the Borrower and its Consolidated Subsidiaries, determined in accordance with GAAP for such period.

                                            "First Amendment" means First
                           Amendment, dated as of November 28, 2001, to the Financing Agreement, among the Borrower, the Lenders and the Agents.

                                            "First Amendment Effective Date"
                           means November 5, 2001, upon satisfaction in full of all of the conditions set forth in Section D of the First Amendment.

                                            "Liquidity Reserve" means a reserve
                           equal to the difference between (a) Availability and
                           (b) $8,357,152.

                                            "Revised Projections" means the
                           projected financial information entitled "Pen Holdings Inc. 26 Week Cash Flow Projection Beginning October 12, 2001," provided by the Borrower to the Lenders prior to the First Amendment Effective Date, a copy of which is attached as Annex IV to the First Amendment.

                                            "Term Loan A" means a term loan
                           made by a Lender to the Borrower pursuant to Section 2.01(b)(ii).

                                            "Term Loan A Commitment" means, as
                           to any Lender, the obligation of such Lender to make a Term Loan A to the Borrower in a principal amount not to exceed the amount set forth opposite such


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                           Lender's name under the heading Term Loan A
                           Commitment on Schedule 1.01(A) hereto, as the same may be terminated or reduced in accordance with the terms of this Agreement.

                                            "Term Loan A Lender" means a Lender
                           with a Term Loan A Commitment.

                                            "Term Loan A Obligations" means any
                           Obligations with respect to the Term Loans A
                           (including the principal thereof, the interest thereon, and the fees and expenses specifically related thereto).

                                            "Term Loan B" means a term loan
                           made by a Lender to the Borrower pursuant to Section 2.01(b)(iii).

                                            "Term Loan B Commitment" means, as
                           to any Lender, the obligation of such Lender to make a Term Loan B to the Borrower in a principal amount not to exceed the amount set forth opposite such Lender's name under the heading Term Loan B Commitment on Schedule 1.01(A) hereto, as the same may be terminated or reduced in accordance with the terms of this Agreement.

                                            "Term Loan B Lender" means a Lender
                           with a Term Loan B Commitment.

                                            "Term Loan B Obligations" means
                           any Obligations with respect to the Term Loans B (including, without limitation, the principal thereof, the interest thereon (including capitalized interest), and the fees and expenses specifically related thereto).

                                            "Term Loans" means, collectively,
                           the Term Loan A and the Term Loan B.

                                            "Total Term Loan A Commitment"
                           means the sum of the amounts of the Lenders' Term Loan A Commitments.

                                            "Total Term Loan B Commitment"
                           means the sum of the amounts of the Lenders' Term Loan B Commitments.

                           3.       Existing Loans; Commitments.

                                    (a)      Clause (i) of the second sentence
of Section 2.01(a) of the Financing Agreement is hereby amended by deleting the word "Commitments" and inserting the words "Revolving Credit Commitments and Term Loan A Commitments" in lieu thereof.

                                    (b)      Clause (ii) of the second sentence
of Section 2.01(a) of the Financing Agreement is hereby amended by deleting the words "Term Loan" and inserting the words "Term Loan A" in lieu thereof.


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                                    (c)      Section 2.01(b) of the Financing
Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(i) thereof, (ii) deleting clause (ii) thereof and inserting the following in lieu thereof:

                                    (ii)     each Term Loan A Lender severally
                           agrees to make a Term Loan A within three (3) Business Days after the Closing Date, in an aggregate principal amount not to exceed the amount of such Lender's Term Loan A Commitment; and

, and (iii) adding the following new clause (iii) at the end thereof:

                                    (iii)    each Term Loan B Lender severally
                           agrees to make a Term Loan B on the First Amendment Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Term Loan B Commitment. The Term Loan B shall be charged to the Borrower's Loan Account on the First Amendment Effective Date.

                                    (d)      Section 2.01(c) of the Financing
Agreement is hereby amended by deleting the first sentence thereof and inserting the following in lieu thereof:

                                    (c)      Notwithstanding the foregoing
                           provisions of this Section 2.01, the aggregate principal amount of Revolving Loans outstanding at any time to the Borrower shall not exceed the lowest of (A) the Total Revolving Credit Commitment, (B) the then current Revolving Loan Borrowing Base and
                           (C) $8,357,152.

                                    (e)      Section 2.01(d) of the Financing
Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                                    (d)      Notwithstanding the foregoing
                           provisions of this Section 2.01, (i) the aggregate principal amount of the Term Loans A made shall not exceed the Total Term Loan A Commitment and (ii) the aggregate principal amount of the Term Loans B made shall not exceed the Total Term Loan B Commitment. Any principal amount of a Term Loan which is repaid or prepaid may not be reborrowed.

                           4.       Making the Loans.

                                    (a)      Clause (ii) of the second sentence
of Section 2.02(a) of the Financing Agreement is hereby amended by deleting the term "Term Loan" and inserting the term "Term Loan A" in lieu thereof.

                                    (b)      Clause (iv) of the second sentence
of Section 2.02(a) of the Financing Agreement is hereby amended by (i) deleting the term "Term Loan" and inserting the term "Term Loan A" in lieu thereof, and
(ii) inserting the following before the period at the end thereof:


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                           , and with respect to the Term Loan B, must be the
                           First Amendment Effective Date.

                                    (c)      Section 2.02(c)(i) of the
Financing Agreement is hereby amended by deleting the phrase "and the Total Term Loan Commitment" and inserting ", the Total Term Loan A Commitment and the Total Term Loan B Commitment" in lieu thereof.

                           5.       Repayment of Loans; Evidence of Debt.
Section 2.03 of the Financing Agreement is hereby amended by (i) deleting paragraph (a) thereof and inserting the following in lieu thereof:

                                    (a)      The aggregate outstanding
                           principal of all Loans shall be due and payable on the Final Maturity Date, provided that the Final Maturity Date shall be extended to April 12, 2002 if
                           (i) no Potential Default or Event of Default except for the Events of Default referred to in the Cash Collateral Letter shall occur and (ii) prior to January 28, 2002, the Borrower or its financial advisor has delivered to the Lenders (A) a letter of intent, in form and substance satisfactory to the Lenders in their reasonable discretion and executed by the Borrower and a third party satisfactory to the Lenders in their reasonable discretion, pursuant to which such third party has agreed to acquire all or substantially all of the business and assets of the Borrower and its Consolidated Subsidiaries (by merger, stock sale or asset sale or a combination of the foregoing) pursuant to terms (including, without limitation, the purchase price and the closing conditions) satisfactory to the Lenders in their reasonable discretion and in any case providing for the payment in full of all the Obligations no later than April 12, 2002 or (B) a definitive binding purchase agreement executed by the Borrower and a third party reasonably satisfactory to the Lenders pursuant to which such third party has agreed to acquire all or substantially all of the business and assets of the Borrower and its Consolidated Subsidiaries (by merger, stock sale or asset sale or a combination of the foregoing) pursuant to terms that provide that all of the Obligations are to be repaid in full no later than April 12, 2002 and that neither the Borrower nor the third party's obligations to close such acquisition is subject to any condition that is within the control of either such Person or anyone controlled by either such Person (other than the delivery of customary closing certificates and customary closing documents).

, (ii) deleting paragraph (b) in its entirety and (iii) redesignating existing paragraphs (c), (d), (e) and (f) therein as new paragraphs (b), (c), (d) and
(e), respectively.

                           6.       Interest.

                                    (a)      Section 2.04(b) of the Financing
Agreement is hereby amended in its entirety to read as follows:


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                                    "(b)     Term Loan A. The Term Loan A shall
                           bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Reference Rate plus the Applicable Term Loan Margin."

                                    (b)      Section 2.04 of the Financing
Agreement is hereby amended by (i) redesignating existing paragraphs (c), (d) and (e) therein as new paragraphs (d), (e) and (f), respectively, and (ii) adding after paragraph (b) thereof, the following new paragraph (c):

                                    (c)      Term Loan B. The Term Loan B shall
                           bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Reference Rate plus the Applicable Term Loan Margin plus 4%.

                                    (c)      Section 2.04(d) of the Financing
Agreement is hereby amended in its entirety to read as follows:

                                    (e)      Interest Payment. Interest on each
                           Revolving Loan, the Term Loan A and the Term Loan B shall be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section
                           3.02 with the amount of any interest payment due hereunder.

                           7.       Reduction of Commitment; Prepayment of
Loans.

                                    (a)      Section 2.05(a) of the Financing
Agreement is hereby amended by (i) deleting clause (ii) thereof and inserting the following in lieu thereof:

                           (ii) Term Loan A Commitments. The Term Loan A Commitments shall terminate upon the making by the Lenders of the Term Loan A to the Borrower in accordance with Section 2.01(b)(ii).

and (ii) adding the following new clause (iii) at the end thereof:

                           (iii) Term Loan B Commitments. The Term Loan B Commitments shall terminate upon the making by the Lenders of the Term Loan B to the Borrower in accordance with Section 2.01(b)(iii).

                                    (b)      Section 2.05(b) of the Financing
Agreement is hereby amended by (i) deleting clause (ii) thereof and inserting the following in lieu thereof:


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                           (ii)     Term Loan A. The Borrower may prepay,
                           without penalty or premium, the principal of the Term Loan A, in whole, upon at least thirty (30) days' prior written notice to the Administrative Agent, or in part, upon at least five (5) Business Days' prior written notice to the Administrative Agent. Each prepayment made pursuant to this clause
                           (b)(ii) shall be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid.

, and (ii) adding the following new clause (iii) at the end thereof:

                           (iii) Term Loan B. The Borrower may prepay, without penalty or premium, the principal of the Term Loan B in full, provided that (A) the prepayment made pursuant to this clause (b)(iii) shall (x) only be made concurrently with the termination of the Revolving Credit Commitments and the payment in full of the Obligations and (y) be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid, and
                           (B) if such prepayment is made on or prior to January 28, 2002 in accordance with clause (A) above, then the principal amount of the Term Loan B shall be forgiven as of the date of such prepayment so that the principal amount of the Term Loan B to be paid on such date of prepayment shall be $2,000,000, plus the then accrued interest on the Term Loan B (determined without giving effect to such reduction).

                                    (c)      Section 2.05(c)(ii) of the
Financing Agreement is hereby amended in its entirety to read as follows:

                           (ii) The Borrower will immediately prepay the outstanding principal amount of the Term Loans in the event that the Total Revolving Credit Commitment is terminated for any reason.

                                    (d)      Section 2.05(c)(iv) of the
Financing Agreement is hereby amended by deleting the clause "Term Loans (or, if the Term Loans have been paid in full, the Revolving Loans)" and inserting the clause "Term Loan B (or, if the Term Loan B has been paid in full, the Term Loan A, or if the Term Loan A has been paid in full, the Revolving Loans)" in lieu thereof.

                                    (e)      Section 2.05(c)(v) of the
Financing Agreement is hereby amended in its entirety to read as follows:

                                             (v)      Immediately upon any
                           Disposition or the sale of any Property by the Borrower, any Surety or any Consolidated Subsidiary pursuant to Section 7.08, the Borrower shall prepay the outstanding principal amount of the Term Loan B (or, if the Term Loan B has been paid in full, the Term Loan A, or if the Term Loan A has been paid in full, the Revolving Loans) in an amount equal to 100% of the Net Available Proceeds received by such Person in connection with such Disposition or 100% of the net proceeds received by such Person in connection with such


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                           sale, as applicable. Nothing contained in this
                           subsection (v) shall permit the Borrower or any of its Consolidated Subsidiaries to make a Disposition of any Property other than in accordance with
                           Section 7.08. Upon any Disposition in accordance with Section 7.08(iii) or (iv) of (A) the Borrower's equity interest in Marine Terminals or any of Marine Terminals' assets or properties (including without limitation any sale of its interest in the partnership that owns an international marine terminal in Louisiana and any release of its interest in funds held in escrow with respect to funding payments of principal of and interest on bonds issued in connection with such terminal) or
                           (B) the Borrower's interest in the office building located at 5110 Maryland Way, Brentwood, Tennessee, the Borrower shall apply the Net Available Proceeds from such Disposition, concurrently with the receipt thereof, (x) first, to prepay the outstanding principal amount of the Revolving Loans in an amount equal to 100% of such Net Available Proceeds in connection with such sale and (y) second, if the Revolving Loans have been paid in full, to fund working capital and capital expenditures in accordance with the Revised Projections, provided that (1) the Borrower has commenced and is taking good faith actions satisfactory to the Lenders in their reasonable discretion to enter into a transaction specified in Section 2.03(a) and (2) no Potential Default or Event of Default except for the Events of Default referred to in the Cash Collateral Letter has occurred.

                                    (f)      The first sentence of Section
2.05(c)(vi) of the Financing Agreement is hereby amended by deleting the clause "Term Loans (or, if the Term Loans have been paid in full, the Revolving Loans)" and inserting the clause "Term Loan B (or, if the Term Loan B has been paid in full, the Term Loan A, or if the Term Loan A has been paid in full, the Revolving Loans)" in lieu thereof.

                                    (g)      Section 2.05(c)(vii) of the
Financing Agreement is hereby amended by deleting the clause "Term Loans (or, if the Term Loans have been paid in full, the Revolving Loans)" and inserting the clause "Term Loan B (or, if the Term Loan B has been paid in full, the Term Loan A, or if the Term Loan A has been paid in full, the Revolving Loans)" in lieu thereof.

                                    (h)      Section 2.05(c)(viii) of the
Financing Agreement is hereby amended by deleting the clause "Term Loans (or, if the Term Loans have been paid in full, the Revolving Loans)" and inserting the clause "Term Loan B (or, if the Term Loan B has been paid in full, the Term Loan A, or if the Term Loan A has been paid in full, the Revolving Loans)" in lieu thereof.

                                    (i)      Section 2.05(d) of the Financing
Agreement is hereby amended in its entirety to read as follows:

                                            (d)       Application of Payments.
                           Each prepayment pursuant to subsections (c)(iv),
                           (c)(v), (c)(vi), (c)(vii) and (c)(viii) above


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                           shall be applied, first, to the Term Loan B, second,
                           to the Term Loan A, and third to the Revolving
                           Loans.

                           8.       Capitalization of Interest. Section 3.02(a)
of the Financing Agreement is hereby amended by adding at the end of the first sentence thereof the following:

                           ; provided, however, that interest on the Term Loan B that is due on each monthly interest payment date shall be capitalized and added on such date to the principal amount of the Term Loan B unless an Event of Default or Potential Default shall have occurred and then be continuing.

                           9.       Apportionment of Payments.

                                    (a)      Section 3.04(b) of the Financing
Agreement is hereby amended in its entirety to read as follows:

                           After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agents until paid in full; (ii) second, ratably to pay the Term Loan B Obligations in respect of any fees and indemnities then due to the Term Loan B Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Term Loan B until paid in full; (iv) fourth, ratably to pay principal of the Term Loan B until paid in full; (v) fifth, ratably to pay the Term Loan A Obligations in respect of any fees and indemnities then due to the Term Loan A Lenders until paid in full; (vi) sixth, ratably to pay interest due in respect of the Term Loan A until paid in full; (vii) seventh, ratably to pay principal of the Term Loan A until paid in full,
                           (viii) eighth, ratably to pay the Revolving Loan Obligations in respect of any fees and indemnitees then due to the Revolving Loan Lenders until paid in full; (ix) ninth, ratably to pay interest due in respect of the Revolving Loans and Agent Advances and until paid in full; (x) tenth, ratably to pay principal of the Revolving Loans and Agent Advances until paid in full, and (xi) eleventh, to the ratable payment of all other Obligations then due and payable.

                                    (b)      Section 3.04(c) of the Financing
Agreement is hereby amended by deleting the term "Term Loan" and inserting the term "Term Loans" in lieu thereof.

                           10.      Reporting and Information Requirements.
Section 6.01 of the Financing Agreement is hereby amended by (i) redesignating existing paragraph (o) thereof as new paragraph (p) and (ii) adding immediately after paragraph (n) thereof the following new paragraph (o):

                                            (o)       Weekly Certificate. As
                           soon as available and in any event within three (3) Business Days after the end of each week (beginning with the week ending November 30, 2001), the Borrower will furnish to the Agents and the Lenders a certificate, substantially in the form of Exhibit F, setting forth (i) the Consolidated Net Operating Cash Flow and (ii) the number of tons of coal produced by the Borrower and its Consolidated Subsidiaries excluding the coal produced from the Elk Horn reserves by Persons for their own account pursuant to leases between the Borrower or any of its Consolidated Subsidiaries as lessor and any such Person as lessee, in each case for the period commencing October 13, 2001 through the close of business on the Friday of such week, supported by schedules showing the derivation thereof and containing such detail and information as either Agent may reasonably request from time to time.

                           11.      Use of Proceeds. Section 6.10 of the
Financing Agreement is hereby amended in its entirety to read as follows:

                           6.10     Use of Proceeds

                                             (a)      Revolving Loans. The
                           Borrower shall use the proceeds of the Revolving Loans made pursuant to Section 2.01(b)(i) solely to fund capital expenditures and other expenses of the Borrower and the Eligible Subsidiaries in respective amounts not to exceed the respective amounts set forth therefor under the heading Expenditures in the Revised Projections ; provided, however, that in the event that Net Operating Cash Flow for any period set forth in the Revised Projections exceeds the amount set forth therein for such period, the excess shall be used for (i) working capital of the Borrower and its Eligible Subsidiaries and (ii) upon request therefor made by the Borrower in writing delivered to Agents and approved by the Agents in their reasonable discretion, capital expenditures of the Borrower and its Eligible Subsidiaries.

                                             (b)      Term Loan A. The
                           Borrower shall use the proceeds of the Term Loan A made pursuant to Section 2.01(b)(ii) for any and all of the following purposes: (i) for general working capital or general corporate purposes of the Borrower and the Eligible Subsidiaries, (ii) for capital expenditures of the Borrower and the Eligible Subsidiaries, provided that prior to using any such proceeds for any such capital expenditure with respect to the Fork Creek operations of the Borrower and its Consolidated Subsidiaries, the Borrower shall have delivered to the Agents a capital expenditure and improvement plan, in reasonable detail, and the Agents shall be satisfied with such plan, (iii) for Qualified Acquisitions up to the aggregate amount of $250,000 in any fiscal year of the Borrower, and (iv) to relend proceeds to Eligible Subsidiaries as permitted by Section 7.04(b), subject to the terms and conditions contained in this Section 6.10. Any re-lending by the Borrower of proceeds of the Term Loan A to an Eligible Subsidiary shall not be in amounts which would cause any Eligible Subsidiary to not be able to make the representation set forth in
                           Section 4.28, after giving effect to the relending of any such proceeds.

                                             (c)      Term Loan B. The Borrower
                           shall use the proceeds of the Term Loan B made pursuant to Section 2.01(b)(iii) solely to pay to the Administrative Agent, for the ratable benefit of the Lenders, the Bridge Fee.

                                             (d)      Limits on Use. In no
                           event shall the proceeds of the Revolving Loans or the Term Loan A be used (i) for the purchase of coal inventory produced outside of the United States,
                           (ii), except as permitted in paragraph (e) below, for any purposes other than to support the coal related businesses of the Borrower and the Eligible Subsidiaries or (iii) for capital expenditures, except as permitted in Section 7.13.

                                             (e)      Relending Proceeds.
                           Notwithstanding anything to the contrary contained herein, the Borrower may relend proceeds of the Revolving Loans and the Term Loan A to Marine Terminals for the general working capital and general corporate purposes of such Eligible Subsidiary only up to the aggregate amount of $250,000.

                           12.      Consultants. Article VI of the Financing
Agreement is hereby amended by adding a new Section 6.27 to read in its entirety as follows:

                           6.27 Consultants. The Borrower shall, no later than November 9, 2001, retain at the Borrower's expense, a mining/operational consultant that is mutually acceptable to both the Borrower and the Lenders. The scope of the engagement shall include but not be limited to monitoring daily operations and reporting requirements and shall be acceptable to both the Borrower and the Lenders. The Lenders hereby agree that five such acceptable consultants are Behre Dolbear & Company, Weir International Mining Consultants, JT Boyd, Metals Strategies, Inc., and Marshall Miller & Associates.

                           13.      Dispositions of Assets. Section 7.08 of the
Financing Agreement is hereby amended by (i) redesignating clause (iii) as clause (v) and (ii) inserting immediately following clause (ii) the following:

                           , (iii) the sale for not less than the fair market value thereof of (A) the Borrower's interest in Marine Terminals or (B) Marine Terminals' interest in the partnership that owns an international marine terminal in Louisiana, in each case on terms that take into account the ownership and application or release, as the case may be, of funds held in escrow with respect to funding payments of principal of and interest on bonds issued in connection with such terminal provided that the Net Available Proceeds of such Disposition are paid to the Collateral Agent for the benefit of the

                           Lenders in accordance with Section 2.05(c)(v) or
                           (iv) the sale to a Person that is not an Affiliate of the Borrower or any of its Subsidiaries for cash in an amount not less than the fair market value thereof of the Borrower's interest in the office building located at 5110 Maryland Way, Brentwood, Tennessee, provided that the Net Available Proceeds of such Disposition are paid to the Collateral Agent for the benefit of the Lenders in accordance with
                           Section 2.05(c)(v)

                           14.      Capital Expenditures. Section 7.13 of the
Financing Agreement is hereby amended in its entirety to read as follows:

                           Without the prior written consent of the Lenders, the Borrower shall not, and shall not permit any of its Consolidated Subsidiaries to, make or commit to make any expenditure (including, without limitation, Capitalized Lease Obligations) that in accordance with GAAP would be debited to fixed asset accounts on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries during such period in respect of the acquisition, construction, improvement, replacement or betterment of land, buildings, machinery, equipment or of any other fixed assets or leaseholds during such period, except for such expenditures in amounts not to exceed the respective amounts set forth therefor in the Revised Projections.

                           15.      Financial Maintenance Covenants. Section
7.16 of the Financing Agreement is hereby amended in its entirety to read as follows:

                                    7.16     Financial Maintenance Covenants.
The Borrower shall not:

                                             (a)      Consolidated Debt to
                                    EBITDA Ratio. Permit the Consolidated Debt to EBITDA Ratio on September 30, 2001 for the period from June 1, 2001 through September 30, 2001 to be greater than 6.7 to 1.

                                             (b)      Consolidated EBITDA.
                                    Permit Consolidated EBITDA for any period set forth below to be less than the amount set forth opposite such period below:


                                   PERIOD                                               MINIMUM EBITDA
                                   ------                                               --------------

                                   June 1, 2001 through June 30, 2001                   $380,000
                                   June 1, 2001 through July 31, 2001                   $2,200,000
                                   June 1, 2001 through August 31, 2001                 $5,160,000
                                   June 1, 2001 through September 30, 2001              $7,540,000

                                             (c)      Minimum Tons Sold.
                                    Permit the number of tons of coal sold by the Borrower and its Consolidated Subsidiaries for any period set forth below to be less than the amount set forth opposite such period below:

                                   PERIOD                                               MINIMUM TONS SOLD
                                   ------                                               -----------------

                                   June 1, 2001 through June 30, 2001                           510,000
                                   June 1, 2001 through July 31, 2001                           930,000
                                   June 1, 2001 through August 31, 2001                       1,450,000
                                   June 1, 2001 through September 30, 2001                    1,950,000

                                             (d)      Consolidated Net
                                    Operating Cash Flow. Permit Consolidated
                                    Net Operating Cash Flow for any period set forth below to be less than the amount set forth opposite such period below:


                                                                                                 MINIMUM
                                                                                                 CONSOLIDATED NET
                                   CUMULATIVE PERIOD FROM OCTOBER 13, 2001 THROUGH:              OPERATING CASH FLOW
                                   -----------------------------------------------               -------------------

                                   October 26, 2001                                              $1,763,876
                                   November 30, 2001                                             $(4,821,050)
                                   December 28, 2001                                             $(3,308,881)
                                   January 25, 2002                                              $(2,463,704)

                                    and if the Final Maturity Date is extended in accordance with Section 2.03(a):


                                   February 22, 2002                                             $(11,837,258)
                                   March 29, 2002                                                $(12,741,574)
                                   April 12, 2002                                                $(15,369,140)

                                             (e)      Minimum Tons Produced.
                                    Permit the number of tons of coal produced by the Borrower and its Consolidated Subsidiaries excluding coal produced from the Elk Horn reserves by Persons for their own account pursuant to leases between the Borrower or any of its Consolidated Subsidiaries as lessor and any such Person as lessee, for any period set forth below to be less than the amount set forth opposite such period below:

                                                                                                 MINIMUM
                                                                                                 TONS
                                   CUMULATIVE PERIOD FROM OCTOBER 13, 2001 THROUGH:              PRODUCED
                                   -----------------------------------------------               --------

                                   October 26, 2001                                              162,957
                                   November 30, 2001                                             563,533
                                   December 28, 2001                                             915,363
                                   January 25, 2002                                              1,294,987

                                    and if the Final Maturity Date is extended in accordance with Section 2.03(a):

                                   February 22, 2002                                             1,682,121
                                   March 29, 2002                                                2,182,495
                                   April 12, 2002                                                2,379,867

                                             (f)      Revolving Loan Borrowing
                                    Base. Permit the Revolving Loan Borrowing
                                    Base on each date set forth below to be
                                    less than the amount set forth opposite
                                    such date:



                                                                                        REVOLVING LOAN
                                   DATE                                                 BORROWING BASE
                                   ----                                                 --------------

                                   October 19, 2001                                     $11,692,415
                                   October 26, 2001                                     $9,847,045
                                   November 2, 2001                                     $11,663,171
                                   November 9, 2001                                     $12,505,663
                                   November 16, 2001                                    $11,081,353
                                   November 23, 2001                                    $10,843,335
                                   November 30, 2001                                    $10,905,325
                                   December 7, 2001                                     $11,561,940
                                   December 14, 2001                                    $12,750,000
                                   December 21, 2001                                    $12,721,569
                                   December 28, 2001                                    $11,233,059
                                   January 4, 2002                                      $12,292,802
                                   January 11, 2002                                     $12,732,890
                                   January 18, 2002                                     $11,894,444
                                   January 25, 2002                                     $11,610,271

                                    and if the Final Maturity Date is extended in accordance with Section 2.03(a):

                                   February 1, 2002                                     $12,750,000
                                   February 8, 2002                                     $12,750,000
                                   February 15, 2002                                    $12,493,188
                                   February 22, 2002                                    $12,741,799
                                   March 1, 2002                                        $12,471,527
                                   March 8, 2002                                        $12,420,989
                                   March 15, 2002                                       $12,393,413
                                   March 22, 2002                                       $12,750,000
                                   March 29, 2002                                       $12,691,048
                                   April 5, 2002                                        $12,750,000
                                   April 12, 2002                                       $12,750,000

                           16.      Notices, Etc. Section 11.01 of the
Financing Agreement is hereby amended by deleting any reference to Schulte Roth & Zabel LLP as a Person to receive copies of notices sent to the Administrative Agent.

                           17.      Amendments. Section 11.02(a)(vii) of the
Financing Agreement is hereby amended by (a) deleting the comma after the term "'Eligible Accounts Receivable'", (b) inserting the word "or" immediately before the term "'Revolving Loan Borrowing Base'" and (c) deleting the phrase "or 'Term Loan Borrowing Base'".

                           18.      Schedules. Schedule 1.01(A) to the
Financing Agreement is hereby amended in its entirety to read as set forth on Annex I attached to this Amendment.

                           19.      Exhibits. (a) Exhibit D to the Financing
Agreement is hereby amended in its entirety to read as set forth on Annex II attached to the Amendment.

                           (b)      Exhibit F to the Financing Agreement is
hereby added to the Financing Agreement to read as set forth on Annex III attached to this Amendment.

                           D.       Conditions to Effectiveness. The
forbearance set forth in Section B and the amendments set forth in paragraphs 1 through 19 of Section C, of this Amendment shall become effective as of November 5, 2001 (the "Amendment Effective Date") upon satisfaction in full of the following conditions precedent:

                           (a)      The representations and warranties
contained in this Amendment, Article VII of the Financing Agreement and the other Loan Documents shall be correct in all material respects on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Potential Default or Event of Default shall have occurred and be continuing on the date of this Amendment (other than the Events of Default referred to in the Cash Collateral Letter), or result from this Amendment becoming effective in accordance with its terms.

                           (b)      The Collateral Agent shall have received
(i) counterparts of this Amendment that bear the signatures of each of the Borrower and the Lenders and (ii) counterparts of an Acknowledgment and Consent, in the form of Annex V to this Amendment, that bear the signature of each Surety.

                           (c)      All legal matters incident to this
Amendment shall be satisfactory to the Agents and their counsel.

                           (d)      The Administrative Agent shall have
received, for the ratable benefit of the Lenders, a bridge fee (the "Bridge Fee") in an aggregate amount equal to $3,000,000, which shall have been deemed to be fully earned and due and payable as of the Amendment Effective Date and paid on such date from the proceeds of the Term Loan B (as defined in the Financing Agreement, as amended by this Amendment) by charging the Borrower's Loan Account in accordance with Section 2.01(b)(iii) of the Financing Agreement, as amended hereby.

                           E.       Representations and Warranties.

                                    The Borrower represents and warrants to the
Lenders as follows:

                           (a)      The Borrower (i) is duly organized, validly
existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Financing Agreement, as amended hereby.

                           (b)      The execution, delivery and performance by
the Borrower of this Amendment and the performance by the Borrower of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Borrower or any of the Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to the Borrower's property.

                           (c)      No authorization or approval or other
action by, and no notice to or filing with, any Official Body is required in connection with the due execution, delivery and performance by the Borrower of this Amendment or the performance by the Borrower of the Financing Agreement, as amended hereby.

                           (d)      This Amendment and the Financing Agreement,
as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

                           (e)      The representations and warranties
contained in Article IV of the Financing Agreement are correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Potential Default or Event of Default has occurred and is continuing on and as of the date hereof, other than those referred to in the Cash Collateral Letter.

                           F.       Continued Effectiveness of Financing
Agreement.

                           The Borrower hereby (a) confirms and agrees that
each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", the "Agreement", "hereto", "hereof", "hereunder", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the ratable benefit of the Lenders, or to grant to the Collateral Agent for the ratable benefit of the Lenders a security interest in or Lien on, any collateral as security for the Obligations of the Borrower, or any of its Consolidated subsidiaries or any surety from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

                           G.       Miscellaneous

                           (a)      This Amendment may be executed in any
number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                           (b)      Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (c)      This Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York.

                           (d)      Borrower will pay on demand all reasonable
fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.

                           (e)      Upon the Amendment Effective Date, this
Amendment shall supersede the Amendment Letter, which thereupon shall have no further force or effect.

                           IN WITNESS WHEREOF, the parties hereto have caused
this Amendment, to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                          BORROWER:

                                          PEN HOLDINGS, INC.

                                          By: /s/ William E. Beckner
                                             -------------------------------
                                             Name: William E. Beckner
                                             Title: President


                                          COLLATERAL AGENT AND LENDER:

                                          ABLECO FINANCE LLC

                                          By: /s/ Kevin Genda
                                             -------------------------------
                                             Name: Kevin Genda
                                             Title: S.V.P./Chief Credit Officer


                                          ADMINISTRATIVE AGENT AND LENDER:

                                          FOOTHILL CAPITAL CORPORATION

                                          By: /s/ Stephen Schwartz
                                             -------------------------------
                                             Name: Stephen Schwartz
                                             Title: Vice President


                                          LENDER:

                                          REGIMENT CAPITAL II, L.P.

                                          By:  Regiment Capital
                                               Management, L.L.C.,
                                               its General Partner

                                               By:  Regiment Capital
                                                    Advisors, L.L.C.,
                                                    its Manager

                                                    By: /s/ Timothy S. Peterson
                                                       -------------------------
                                                       Name: Timothy S. Peterson
                                                       Title: President